UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                        Date of Report: November 10, 2008


                             MOMENTUM BIOFUELS, INC.
                      (Formerly Tonga Capital Corporation)
             (Exact name of registrant as specified in its charter)


              Colorado                                  000-50619                               84-1069035
-------------------------------------             ----------------------             ---------------------------------
  (State or other jurisdiction of                   (Commission File                   (IRS Employer Identification
           incorporation)                                Number)                                 Number)

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              2600 S. Shore Blvd, Suite 100, League City, TX 77573
              ----------------------------------------------------

               (Address of Principal Executive Offices) (Zip Code)



                                 (281) 334-5161
                                 --------------
               Registrant's telephone number, including area code



          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[    ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[    ]  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



        Section 4 - MATTERS RELATED TO ACCOUNTANTS & FINANCIAL STATEMENTS

Item 4.01 - Changes in Registrant's Certifying Accountant.

Malone-Bailey,  P.C.  formerly the independent  registered public accountant for
Momentum  BioFuels,   Inc.  (the  Company),   was  dismissed  as  the  Company's
independent registered public accountant on November 10, 2008.

On November 10, 2008, the Board of the Company approved the engagement of new auditors, Larry O'Donnell, CPA, PC, of Aurora, Colorado to be the Company's independent registered public accountant. No audit committee exists, other than the members of the Board of Directors.

The action to engage new auditors was approved by the Board of Directors. No audit committee exists, other than the members of the Board of Directors.

In connection with audit of fiscal years ended December 31, 2007 and 2006 and the cumulative period of January 1, 2008 through June 30, 2008 and through the date of termination of the accountants, no disagreements exist with the former independent registered public accountant on any matter of accounting principles or practices, financial statement disclosure, internal control assessment, or auditing scope of procedure, which disagreements if not resolved to the satisfaction of the former accountant would have caused them to make reference in connection with their report to the subject of the disagreement(s).

The audit report by Malone-Bailey, PC for the fiscal years ended December 31, 2007 and 2006, contained an opinion which included a paragraph discussing uncertainties related to continuation of the Company as a going concern.

Section 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

         (c) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-B.

     Exhibit No.        Description
     -----------        -----------

            16          Letter regarding Change of Accountants, dated November
                        12, 2008*

            23.1        Resignation of Malone-Bailey, PC, dated November
                        12, 2008

            23.2        Consent of Larry O'Donnell, CPA, PC, dated November
                        12, 2008
--------------------
*Filed herewith





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                     MOMENTUM BIOFUELS, INC.


                               By:      /s/ Gregory A. Enders
                                            Gregory A. Enders, President and
                                            Chief Executive Officer


 Date: November  12, 2008



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                                   EXHIBIT 16

Malone-Bailey, P.C.
10350 Richmond Ave., Suite 800
Houston, TX 77042
Telephone: (713) 343-4200
Fax: (713) 266-1815


November 12, 2008


Securities and Exchange Commission
100 F. Street, N.E.
Washington, DC 20549

Gentlemen:

We have read the statements made by Momentum BioFuels, Inc. (the "Company") pursuant to Item 4.01(a) of Form 8-K, as part of the Form 8-K to be filed by the Company on or about November 12, 2008 (copy attached.) We agree with the statements concerning our firm contained in the first sentence in the first paragraph and the third and fourth paragraphs under Item 401(a) of such Form 8-K. We have no basis to agree or disagree with the Company's other comments in the Form 8-K.


Very Truly Yours,



/s/Malone-Bailey, PC
Malone-Bailey, PC


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                                  EXHIBIT 23.1

                        Resignation of Malone-Bailey, PC

November 12, 2008




Momentum BioFuels, Inc.
2600 S. Shore Blvd, Suite 100
League City, TX 77573

Dear Mr. Enders,

     This is to confirm that the client-auditor relationship between Momentum BioFuels, Inc. (Commission File Number 000-50619) and Malone-Bailey, PC has ceased.

Sincerely,

/s/ Malone-Bailey, PC
----------------------------------------
  Malone-Bailey, PC

cc: Office of the Chief Accountant
    SECPS Letter File
    Securities and Exchange Commission

                                   EXHIBIT 23.2


Larry O'Donnell, CPA, P.C.
2228 South Fraser Street, Unit 1
Aurora, Colorado  80014



Securities and Exchange Commission 450 5th Street, N.W.
Washington, D.C. 20549

Re: Momentum BioFuels, Inc.
      Commission File # 0000-50619

Gentlemen:

     We have read and agree with the comments in Item 4 of the Form 8-K of Momentum BioFuels, Inc. dated November 12, 2008.




                                      /s/ Larry O'Donnell, CPA, PC
                                        ---------------------------------------
                                          Larry O'Donnell, CPA, PC
                                          Aurora, Colorado